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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
TRICON Global Restaurants, Inc.:

    We consent to the use of our audit report dated February 8, 2000, except as to Note 11, which is as of February 25, 2000, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP
Louisville, Kentucky
September 18, 2000